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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 26, 2004


                           CATHAY MERCHANT GROUP, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                         0-9922                 04-2608713
 (State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)


           3604 Tower 1, Kerry Everbright City, 218 Tian Mu Road West,
                          Shanghai, P.R. China 200070
              (Address of principal executive offices and zip code)

      Registrant's Telephone Number, including area code: +86-21-6353-0012

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

On October 26, 2004, to fill an existing vacancy, the Registrant's board of directors appointed Silke Brossmann as a member of the board of directors of the Registrant to serve until her successor has been duly appointed or elected and seated, or until otherwise removed.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2004


                                                CATHAY MERCHANT GROUP, INC.

                                                By: /s/ Michael Smith
                                                    -------------------------
                                                    Michael Smith
                                                    President